SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

May 6, 2004

Date of Report (Date of earliest event reported)

HEALTH CARE PROPERTY INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3760 Kilroy Airport Way

Suite 300

Long Beach, California 90806

(Address of principal executive offices) (Zip Code)

(562) 733-5100

(Registrant’s telephone number, including area code)

4675 MacArthur Court

Suite 900

Newport Beach, California 92660

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Disclosure of Results of Operations and Financial Condition.

On May 6, 2004, we issued a press release, which sets forth our results of operations for the quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CARE PROPERTY INVESTORS, INC.
(Registrant)

Date: May 6, 2004	By:	/s/ Edward J. Henning
	Name:	Edward J. Henning
	Title:	Senior Vice President, General Counsel and
Corporate Secretary

Exhibit Index

Exhibit 99.1	Press Release Dated May 6, 2004.